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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in, or made part of, this registration statement on Form S-4.

                                             /s/ Arthur Andersen LLP
                                             ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
June 20, 2000